Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Investment Funds (Invesco Investment Funds):

We consent to the use of our report dated December 21, 2018 on the financial statements of Oppenheimer Discovery Mid Cap Growth Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

February 11, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Investment Funds (Invesco Investment Funds):

We consent to the use of our report dated December 21, 2018 on the financial statements of Oppenheimer Macquarie Global Infrastructure Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

February 11, 2020

Consent of Independent Registered Public Accounting Firm

To the Board of Trustees

AIM Investment Funds (Invesco Investment Funds):

We consent to the use of our report dated December 21, 2018 on the financial statements of Oppenheimer Global Multi-Asset Income Fund, incorporated herein by reference, and to the references to our firm under the headings Independent Registered Public Accounting Firm and Financial Statements in the Statement of Additional Information.

/s/ KPMG LLP

KPMG LLP

Denver, Colorado

February 11, 2020